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                                                                    EXHIBIT 10.2

                                     TEKELEC

                       NONSTATUTORY STOCK OPTION AGREEMENT

      Tekelec, a California corporation (the "Company"), hereby enters into this Nonstatutory Stock Option Agreement (this "Option Agreement") with DAVID HEARD (the "Optionee") effective as of the 11th day of June, 2003, whereby the Company grants to the Optionee the right and option to purchase an aggregate of 250,000 shares of Common Stock (the "Shares") of the Company in accordance with the terms of that certain Employment Agreement dated April 30, 2003 between Santera Systems Inc., a Delaware corporation and majority owned subsidiary of the Company ("Santera"), and the Optionee (the "Employment Agreement"). The grant of this Option fully discharges Santera's obligations with respect to the grant to the Optionee of stock options to purchase Tekelec Common Stock under Section 7.4 of the Employment Agreement.

      1. NATURE OF THE OPTION. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

      2. EXERCISE PRICE. The exercise price is $12.70 per Share, which price is not less than 100% of the fair market value thereof on the date of the grant.

      3. METHOD OF PAYMENT. The consideration to be paid for the Shares to be issued upon exercise of this Option shall consist entirely of cash or check payable to the Company.

      4. EXERCISE OF OPTION. This Option shall be exercisable during its term only in accordance with the terms and provisions of this Option Agreement as follows:

            (a) This Option shall vest and become exercisable as to 62,500 shares on June 10, 2004, and as to the remaining 187,500 shares, this Option shall vest and become exercisable cumulatively in 12 equal quarterly installments of 15,625 shares each, with the first of such installments vesting on September 30, 2004, and one additional installment vesting on the last day of each calendar quarter thereafter, as long as the Optionee continues to serve as an employee of Santera; provided, however, that all unvested installments of this Option that would otherwise vest on or before June 30, 2005 if the Optionee's employment with Santera had continued through such date shall immediately vest upon the termination of the Optionee's employment with Santera by Santera without Cause during the Term of the Employment Agreement or upon the Optionee's Resignation with Good Reason during the Term of the Employment Agreement. Subject to Section 7 hereof, the Optionee may exercise the exercisable portion of this Option in whole or in part at any time during (i) his employment provided he has been in continuous employment with Santera since the grant of this Option or (ii) the applicable period set forth in Section 6 hereof; provided, however, that the Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with Santera or the Optionee's disability or death, the provisions of Sections 6 and 7 below shall apply to the right of the Optionee to exercise this Option.
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            (b) This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as may be required by the Company. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Notice of Exercise of Stock Option in the form attached hereto. As soon as practicable after any proper exercise of this Option in accordance with the provisions hereof, the Company shall deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The certificate or certificates for the Shares as to which this Option is exercised shall be registered in the name of the Optionee.

            (c) No rights of a shareholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 4(b) hereof.

            (d) For purposes of this Agreement, the terms "Cause," "Good Reason," "Resignation with Good Reason" and "Term of the Employment Agreement" shall have the same meanings as the terms "Cause," "Good Reason," "Resignation with Good Reason" and "Term of this Agreement," respectively, have in Sections 8.2, 8.3, 8.1(c) and 6, respectively, of the Employment Agreement, except that, notwithstanding the foregoing and solely for purposes of Section 6 hereof, "Term of the Employment Agreement" shall mean the period of time commencing on June 10, 2003 and ending on the date set forth in Section 6(i) of the Employment Agreement.

      5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of Shares upon the Optionee's exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

      6. TERMINATION OF EMPLOYMENT; DEATH OR DISABILITY. Each installment of this Option shall expire and terminate to the extent not exercised upon the earlier to occur of (a) four years after the vesting date of each Option installment; or (b) the date which occurs (as applicable) (i) 24 months after the date upon which the Optionee's employment with Santera is terminated (A) by Santera without Cause during the Term of the Employment Agreement pursuant to
Section 8.1(b) thereof or without Cause at any time after the Term of the Employment Agreement, (B) with Cause due to the Optionee's death or disability during the Term of the Employment Agreement pursuant to Section 8.2(a) thereof, or (C) by the Optionee with Good Reason during the Term of the Employment Agreement pursuant to Section 8.1(c) thereof; (ii) 12 months after the date upon which Optionee's employment is terminated by the Optionee with or without Good Reason after the Term of the Employment Agreement; or (iii) 30


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days after the date upon which the Optionee's employment is terminated (A) by
Santera with Cause, other than due to death or disability of the Optionee, during the Term of the Employment Agreement pursuant to Section 8.1(a) thereof,
(B) by Santera with Cause at any time after the Term of the Employment Agreement, or (C) by the Optionee without Good Reason during the Term of the Employment Agreement.

      7. TERM OF OPTION. Subject to Section 6 above, each quarterly installment of this Option will expire and terminate, and may not be exercised more than, four years after the date on which it vests (e.g., the installment vesting on September 30, 2003 shall expire at the close of business on September 30, 2007 unless terminated earlier in accordance with the terms hereof) and may be exercised during such term only in accordance with the terms of this Option Agreement. Notwithstanding any provision herein with respect to the post-employment exercise of this Option, this Option may not be exercised after the expiration of its term.

      8. RESERVATION OF SHARES. The Company covenants and agrees that all Shares will, upon issuance and payment in accordance herewith, be fully paid, validly issued and nonassessable. The Company further covenants and agrees that during the term of this Option, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of this Option at least the maximum number of Shares as are issuable upon such exercise.

      9. DISSOLUTION; LIQUIDATION, CONSOLIDATION, MERGER OR RECLASSIFICATION. In the event that while the Optionee is an employee of Santera, the Company proposes to dissolve or liquidate or to sell all or substantially all of its assets (other than in the ordinary course of business), or to merge or consolidate with or into another corporation as a result of which the Company is not the surviving and controlling corporation, the Board of Directors shall (i) make provision for the assumption of this Option by the successor corporation or
(ii) declare that this Option shall terminate as of a date fixed by the Board of Directors which is at least 30 days after the notice thereof to the Optionee and shall give the Optionee the right to exercise this Option as to all or any part of the Shares, including Shares as to which this Option would not otherwise be exercisable provided such exercise does not violate Section 7 hereof.

      10. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.

            (a) The number of Shares subject to this Option, as well as the exercise price per Share hereunder shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company's Common Stock resulting from a stock split or combination or the payment of a stock dividend (but only on the Company's Common Stock) or any other increase or decrease in the number of issued shares of the Company's Common Stock effected without receipt of consideration by the Company (other than stock awards to employees or directors of the Company); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be automatic and the form of this Agreement need not be changed because of any such adjustment in the exercise price or in the number of Shares purchasable upon exercise of all or any portion of this Option. Except as expressly provided herein, no issue by the


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Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to this Option.

            (b) No fractional shares of Common Stock shall be issuable on account of any action contemplated by Section 9 or Section 10(a) hereof, and the aggregate number of shares into which Shares then covered by this Option, when changed as the result of any such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Company's Board of Directors, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates shall be in a form and have such terms and conditions as the Board of Directors in its discretion shall prescribe.

      12. WITHHOLDING UPON EXERCISE OF OPTION. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to the Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

      13. NONTRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfer between spouses incident to a divorce. Subject to the foregoing, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      14. NO RIGHT OF EMPLOYMENT. This Option shall not confer upon the Optionee any right to continue in the employment of Santera or limit in any respect the right of Santera to discharge the Optionee at any time, with or without cause and with or without notice.

      15. MISCELLANEOUS.

            (a) Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the "Parties") and their respective successors and assigns.

            (b) No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.


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            (c) Amendments.

                  (i) The Company reserves the right to amend the terms and provisions of this Option without the Optionee's consent to comply with any Federal or state securities law.

                  (ii) Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Either Party may waive compliance by the other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing. For the protection of the Parties, amendments, waivers and consents that are not in writing and executed by the Party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence shall not include any alleged reliance.

            (d) Notice. Any notice, instruction or communication required or permitted to be given under this Option Agreement to either Party shall be in writing and shall be deemed given when actually received or, if earlier, five days after deposit in the United States mail by certified or express mail, return receipt requested, first class postage prepaid, addressed to the principal office of such Party or to such other address as such Party may request by written notice.

            (e) Governing Law. To the extent that Federal laws do not otherwise control, all determinations made or actions taken pursuant hereto shall be governed by the laws of the State of California, without regard to the conflict of laws rules thereof.

            (f) Entire Agreement. This Option Agreement constitutes the entire agreement between the Parties with regard to the subject matter hereof. This Option Agreement supersedes all previous agreements between the Parties, and there are now no agreements, representations, or warranties between the Parties, other than those set forth herein.

            (g) Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.


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      IN WITNESS WHEREOF, this Option Agreement has been duly executed on behalf of the Company by an authorized representative of the Company and by the Optionee as of the date and year first written above.

DATE OF GRANT: June 11, 2003             TEKELEC

                                         By:   /s/ Frederick M. Lax
                                            ------------------------------------
                                            Frederick M. Lax
                                            President and Chief Executive
                                            Officer

                                         OPTIONEE

                                           /s/ David Heard
                                         ---------------------------------------
                                                       signature


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            THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION
OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
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                                     TEKELEC

                 NOTICE OF EXERCISE OF NONSTATUTORY STOCK OPTION

      I, _______________ ("Optionee"), hereby agree, represent and warrant to Tekelec (the "Company") as follows:

      1. I was granted a Nonstatutory Stock Option (the "Option") on June 11, 2003.

      2. Pursuant to the Option, I was granted the right to purchase ____________ shares of the Company's Common Stock (the "Optioned Shares").

      3.    I am eligible to exercise the Option.

      4. I hereby elect to exercise the Option to purchase_____________ of such Optioned Shares (the "Shares") at $12.70 per share, for an aggregate purchase price of $___________________.

      5.    Payment of Purchase Price (please check applicable box):

            [ ] This Notice of Exercise is accompanied by a check representing payment in full of the purchase price for the Shares plus all applicable withholding taxes.

                  OR

            [ ] This exercise is a "cashless exercise" effected through my broker. Payment in full for the Shares (including all applicable withholding taxes) in the form of a check will be transmitted by my broker to the Company.

      6. In connection with my exercise of the Option, I have received a copy of any Prospectus of the Company's relating to the shares of the Company's Common Stock issuable under the Option.

Dated:               , 200       OPTIONEE
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                                    Signature:
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Social Security Number

                                    Address:
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RECEIVED ON BEHALF OF TEKELEC ON                     , 200  .
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                                    SIGNATURE:
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